Fees Summary	Aug. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 19,275,000
Previously Paid Amount	6,893.00	[1]
Total Fee Amount	2,951.00
Total Offset Amount	0
Net Fee	$ 0.00

[1]	The Registrant previously paid $6,893.00 in connection with the initial filing of this registration statement for a proposed maximum aggregate offering price of $45,022,875.00 at a registration fee rate of $153.10 per million.